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EX-99.1

         RULE 13D STATEMENT

                                  Exhibit 99.1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 9, 2001

                                     Stone Group Corporation


                                     By:  /s/  DUAN Yongji
                                          ----------------------
                                          Name:  DUAN Yongji
                                          Title:  Chairman


                                     Stone Electronic Technology Limited


                                     By:  /s/  DUAN Yongji
                                          ----------------------
                                          Name:  DUAN Yongji
                                          Title:  President


                                     Soaring High Investments Limited


                                     By:  /s/  DUAN Yongji
                                          ----------------------
                                          Name:  DUAN Yongji
                                          Title:  Director


                                     Springbend Holdings Limited


                                     By:  /s/  DUAN Yongji
                                          ----------------------
                                          Name:  DUAN Yongji
                                          Title:  Director

                                     /s/  Yongji Duan
                                          ----------------------
                                                      Yongji Duan